SUNAMERICA STYLE SELECT SERIES, INC.
                               Focused Portfolios

               Supplement to the Prospectus dated January 28, 2003


         Effective January 1, 2004, under the section entitled "Selecting a Share Class" on page 23 of the Prospectus, the fifth bullet point under "Class B" is replaced in its entirety with the following:

          o Purchases in an amount of $100,000 or more will not be permitted. You should consult your financial adviser to determine whether other share classes are more beneficial given your circumstances.

Dated: December 30, 2003